UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2018

Del Frisco’s Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35611

Delaware	20-8453116
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2900 Ranch Trail
Irving, TX 75063
(Address of principal executive offices, including zip code)

(469) 913-1845
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 20, 2018, Del Frisco’s Restaurant Group, Inc. and its wholly-owned subsidiary, DFRG Management, LLC, (collectively, the “Company”) entered into a Separation Agreement and General Release (the “Separation Agreement”) whereby the Company and Ray Risley, President of Del Frisco’s Double Eagle Steakhouse, mutually agreed that Mr. Risley would resign from the Company, effective September 25, 2018. Scott Smith, President of Sullivan‘s Steakhouse, will assume responsibilities for Del Frisco’s Double Eagle Steakhouse as President.

Pursuant to the Separation Agreement, following September 25, 2018, Mr. Risley will be entitled to receive the continued payment of his base salary of $250,000 (less applicable taxes and withholding amounts) in bi-monthly installments for a period of 12 months; continuation coverage under COBRA, subject to Mr. Risley’s election of such coverage and satisfaction of the additional eligibility requirements set forth in the Separation Agreement, at the Company’s expense for 12 months; outplacement services for a period not to exceed 12 months; and payment for Mr. Risley’s continued participation in the Company’s Executive Coaching program for six months.

The Separation Agreement includes a general release of claims by Mr. Risley and customary restrictive covenants, including a requirement that he comply with the noncompetition and other restrictive covenants in his existing employment agreement with the Company, and obligations to cooperate with the Company and to not disparage the Company.

The foregoing description of the Separation Agreement is subject to and qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached as Exhibit 10.1 hereto and the terms of which are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	Separation Agreement and General Release, by and between Del Frisco’s Restaurant Group, Inc., DFRG Management, LLC and Ray Risley, dated August 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL FRISCO’S RESTAURANT GROUP, INC.

Date:	September 26, 2018	By:	/s/ Neil H. Thomson
Neil H. Thomson
Chief Financial Officer

EXHIBIT INDEX

(d)	Exhibits

Exhibit 10.1	Separation Agreement and General Release, by and between Del Frisco’s Restaurant Group, Inc., DFRG Management, LLC and Ray Risley, dated August 20, 2018.